                                                                 Exhibit 10.6(a)

                         CONSENT AND AGREEMENT TO AMEND

         The undersigned, as holders (the "Holders") of shares of Preferred Stock ("Preferred Stock") of Virus Research Institute, Inc., a Delaware corporation (the "Corporation"), or warrants to purchase shares of Common Stock of the Corporation or Convertible Notes of the Corporation, hereby agree with the Corporation as follows:

         WHEREAS, the Corporation and the Holders have entered into a Second Amended and Restated Stockholders Agreement, dated as of April 8, 1994, as amended by an Amendment dated as of December 20, 1994, a Second Amendment dated as of September 14, 1995, and a Third Amendment dated as of January 5, 1996 (the "Stockholders Agreement");

         WHEREAS, pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of March 23, 1993, certain of the Holders were issued warrants (the "1994 Warrants") to purchase shares of the Corporation's Common Stock, par value $.001 per share (the "Common Stock");

         WHEREAS, pursuant to a Loan Agreement dated as of September 14, 1995, certain of the Holders were issued Convertible Promissory Notes of the Corporation (the "Convertible Notes"), which are convertible into an aggregate of 625,000 shares of the Corporation's Series C Convertible Preferred Stock ("Series C Preferred Stock") and warrants (the "1995 Warrants") to purchase shares of the Corporation's Common Stock;

         WHEREAS, the Corporation proposes to issue shares of its Common Stockin an underwritten public offering (the "Public Offering") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 11, 1996, as amended from time to time (the "Registration Statement"); and

         WHEREAS, the Holders have certain registration rights, rights of first offer and other rights in the Stockholders Agreement;

         NOW, THEREFORE, the Corporation and the Holders agree as follows:

         1. The Corporation and each of the Holders hereby agree that Section 1 Definitions of the Stockholders Agreement be amended as follows:

         (a) The definition of "Transfer" shall be amended in its entirety to read as follows:

                  "Transfer shall include any disposition of any Restricted Securities or of any interest therein which would either constitute a sale within the meaning of the Securities Act or be exempt from the registration requirements of the Securities Act."

         (b) The definition of "Public Offering" shall be amended in its entirety to read as follows:

                           "Public Offering" shall mean the offer and sale of Common Stock of the Corporation pursuant to the Registration Statement filed with the Securities and Exchange Commission on April 11, 1996, as amended from time to time, or any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection therewith."

         2. In connection with the Public Offering, each of the Holders hereby waives, effective as of the date hereof, (i) the observance of the right of first refusal specified in Section 2.3 Right of First Refusal of the Stockholders Agreement with respect to the shares of Common Stock to be issued in the Public Offering, including the right to receive prior notice of the Public Offering pursuant to Section 2.3(b), (ii) the right to receive notice of the filing of the Registration Statement specified in Section 4 of the Stockholders Agreement and (iii) the right to receive notice pursuant to the provisions of Article III, Section A.6(c)(i) or Section A.6(c)(ii) of the Corporation's Fifth Restated Certificate of Incorporation in connection with any required approval of the Public Offering.

         3. The Corporation and each of the Holders hereby agree that the
Section 3.4 Required Registration of the Stockholders Agreement be amended to include an additional Section 3.4(d) as follows:

                  "(d) Anything contained herein to the contrary notwithstanding, the Corporation shall not be obligated to cause to become effective a registration statement under the Securities Act pursuant to this Section 3.4 until a date no sooner than six months from the effective date of the Registration Statement filed by the Corporation in connection with the Public Offering."

         4. The Corporation and each of the Holders hereby agree that Section
3.5 Piggyback Registration of the Stockholders Agreement shall be amended to add a new sentence as the last sentence of paragraph (a):

         "The rights granted under this section, including the right to receive notice pursuant hereto, shall not apply to the Public Offering."

         5. (a) Each of the Holders hereby agrees that upon the closing of the Public Offering, each Convertible Note will represent the right to receive the number of shares of Common Stock into which the shares of Series C Preferred Stock issuable upon conversion of a Convertible Note would have been converted if it had been converted immediately prior to the closing of the Public Offering. Each Holder further agrees that promptly following the closing of the Public Offering, such Holder will deliver to the Corporation any Convertible Notes which were issued to it in order to exchange such Convertible Notes for a like number of notes convertible into shares of the Corporation's Common Stock.

                  (b) Each of the Holders hereby waives the right to require the Corporation to cause the registration of securities underlying any 1994 Warrant or 1995 Warrant until a date no sooner than six months from the effective date of the Registration Statement filed by the Corporation in connection with the Public Offering.

                  (c) The provisions of any obligations set forth in Sections 2, 5(a) and (b) hereunder shall bind any assignee or transferee of any part of such Holder's right, title and interest in and under any Preferred Stock, the Convertible Notes and/or any 1994 Warrant or 1995 Warrant, and such Holder agrees to require any assignee or transferee, as a precondition to such assignment or other transfer, to confirm in writing to the Corporation that it will abide by the terms of Sections 2 and 5 of this Agreement as if it were to party hereto.

         This Consent and Agreement to Amend (the"Agreement") may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement will be binding upon the Corporation and the Holders and their respective successors, assigns, heirs and personal representatives. Notwithstanding the foregoing, this Agreement shall be of no force and effect if the Public Offering is not consummated on or prior to September 30, 1996.

         Except as otherwise provided herein, this agreement shall be effective immediately prior to the closing of the Public Offering referred to herein.

         IN WITNESS HEREOF, the parties have executed this agreement as
of           , 1996.
  -----------
                                       VIRUS RESEARCH INSTITUTE, INC.



                                       By:
                                            --------------------------------

HOLDERS OF THE PREFERRED STOCK:

              NAME


HEALTHCARE VENTURES II, L.P.
by:  HealthCare Partners II, L.P., as
       General Partner

By:
       ---------------------------------
       General Partner




HEALTHCARE VENTURES III, L.P.
by:  HealthCare Partners III, L.P., as
       General Partner


By:
       ---------------------------------
       General Partner




HEALTHCARE VENTURES IV, L.P.
by:  HealthCare Partners IV, L.P., as
       General Partner


By:
     -----------------------------------
       General Partner




EVEREST TRUST



By:
       ---------------------------------
       Name:
       Title:

HUDSON TRUST


By:
       ---------------------------------
       Name:
       Title:



- ----------------------------------
LAWRENCE ABRAMS, individually

DILLON READ & CO., INC., Agent


By:
       ---------------------------------
       Name:
       Title:



GATEWAY VENTURE PARTNERS III, L.P.
By:  Gateway Associates III, L.P., General Partner


By:
       ---------------------------------
       Name:
       Title:



THE AETNA CASUALTY AND SURETY COMPANY



By:
       ---------------------------------
       Name:
       Title:

LEXINGTON PARTNERS IV, L.P.
By:  Dillon, Read & Co, Inc., General Partner



By:
       -----------------------------------------------------
       Name:
       Title:




CONCORD PARTNERS II, L.P.
By:    Venture Associates II, L.P., General Partner

By Dillon, Read & Co., Inc., General Partner


By:
       ---------------------------------
       Name:
       Title:



AXIOM VENTURE PARTNERS,
       LIMITED PARTNERSHIP


By:
       ---------------------------------
       Name:
       Title:  General Partner



AMERICAN STOCK TRANSFER &
       TRUST COMPANY


By:
       ---------------------------------
       Name:
       Title:

PASTEUR MERIEUX SERUMS
       & VACCINS, S.A.


By:
       ---------------------------------
       Name:
       Title:



ORAVAX, INC.

By:
       ---------------------------------
       Name:
       Title: